Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

13. Commitments and Contingencies

The Company leases facilities and equipment under long-term operating leases that are noncancelable and expire on various dates through 2028. Rent expense under all operating leases for 2010, 2009 and 2008 was $297 million, $303 million and $264 million, respectively.

As of December 31, 2010, future minimum annual lease payments, net of sublease income, under all noncancelable operating leases were as follows:

(in millions)	Future Minimum Lease Payments
2011	$259
2012	240
2013	191
2014	156
2015	129
Thereafter	579

The Company contracts on an administrative services only (ASO) basis with customers who fund their own claims. The Company charges these customers administrative fees based on the expected cost of administering their self-funded programs. In some cases, the Company provides performance guarantees related to its administrative function. If these standards are not met, the Company may be financially at risk up to a stated percentage of the contracted fee or a stated dollar amount. Amounts accrued for performance guarantees were not material as of December 31, 2010 and 2009.

As of December 31, 2010, the Company has outstanding, undrawn letters of credit with financial institutions of $66 million and surety bonds outstanding with insurance companies of $288 million, primarily to bond contractual performance.

Legal Matters

Because of the nature of its businesses, the Company is frequently made party to a variety of legal actions and regulatory inquiries, including class actions and suits brought by members, providers, customers and regulators, relating to the Company's management and administration of health benefit plans. These matters include medical malpractice, employment, intellectual property, antitrust, privacy and contract claims, and claims related to health care benefits coverage and other business practices. The adverse resolution of any specific lawsuit or any potential regulatory proceeding or action could have a material adverse effect on the Company's business, financial condition and results of operations.

The Company records liabilities for its estimates of probable costs resulting from these matters where appropriate. Estimates of probable costs resulting from legal and regulatory matters involving the Company are inherently difficult to predict, particularly where the matters: involve indeterminate claims for monetary damages or may involve fines, penalties or punitive damages; present novel legal theories or represent a shift in regulatory policy; involve a large number of claimants or regulatory bodies; are in the early stages of the proceedings; or could result in a change in business practices. Accordingly, except as otherwise noted below, the Company is unable to estimate the losses or ranges of losses for those matters where there is a reasonable possibility or it is probable that a loss may be incurred.

Litigation Matters

MDL Litigation. Beginning in 1999, a series of class action lawsuits were filed against the Company by health care providers alleging various claims relating to the Company's reimbursement practices, including alleged violations of the Racketeer Influenced Corrupt Organization Act (RICO) and state prompt payment laws and breach of contract claims. Many of these lawsuits were consolidated in a multi-district litigation in the United States District Court for the Southern District Court of Florida (MDL). In the lead MDL lawsuit, the court certified a class of health care providers for certain of the RICO claims. In 2006, the trial court dismissed all of the claims against the Company in the lead MDL lawsuit, and the Eleventh Circuit Court of Appeals later affirmed that dismissal, leaving eleven related lawsuits that had been stayed during the litigation of the lead MDL lawsuit. In August 2008, the trial court, applying its rulings in the lead MDL lawsuit, dismissed seven of these lawsuits (the seven lawsuits). The trial court also dismissed all but one claim in an eighth lawsuit, and ordered the final claim to arbitration. In December 2008, at the plaintiffs' request, the trial court dismissed without prejudice one of the three remaining lawsuits. The court also denied the plaintiffs' request to remand the remaining two lawsuits to state court and a federal magistrate judge recommended dismissal of those suits. In April 2009, the plaintiffs in these last two suits filed amended class action complaints alleging breach of contract, but those amended complaints were subsequently dismissed without prejudice. In July 2010, the Eleventh Circuit reversed the trial court's dismissal of the seven lawsuits and remanded those cases to the trial court for further proceedings. In addition, the Company is party to a number of arbitrations in various jurisdictions involving claims similar to those alleged in the seven lawsuits. The Company is vigorously defending against the remaining claims in these cases.

AMA Litigation. On March 15, 2000, a group of plaintiffs including the American Medical Association (AMA) filed a lawsuit against the Company in state court in New York, which was removed to federal court. The complaint and subsequent amended complaints asserted antitrust claims and claims based on the Employee Retirement Income Security Act of 1974, as amended (ERISA), as well as breach of contract and the implied covenant of good faith and fair dealing, deceptive acts and practices, and trade libel in connection with the calculation of reasonable and customary reimbursement rates for non-network health care providers by the Company's affiliates. On January 14, 2009, the parties announced an agreement to settle the lawsuit, along with a similar case filed in 2008 in federal court in New Jersey. Under the terms of the settlement, the Company and its affiliated entities will be released from claims relating to their out-of-network reimbursement policies from March 15, 1994 through the date of final court approval of the settlement and the Company agreed to pay $350 million (the settlement amount) to a fund for health plan members and out-of-network providers in connection with out-of-network procedures performed since March 15, 1994. The agreement contains no admission of wrongdoing. The court granted preliminary approval of the settlement over the objections of certain plaintiffs' counsel on December 1, 2009, and granted final approval of the settlement on September 20, 2010. On October 18, 2010, the Company paid the settlement amount, plus interest, to an escrow account established by the plaintiffs. Several members of the plaintiff class have filed appeals challenging approval of the settlement. Other lawsuits in various jurisdictions relating to the calculation of reasonable and customary reimbursement rates for non-network health care providers remain pending against a number of health insurers, including the Company.

California Claims Processing Matter. In 2007, the California Department of Insurance (CDI) examined the Company's PacifiCare health insurance plan in California. The examination findings related to the timeliness and accuracy of claims processing, interest payments, provider contract implementation, provider dispute resolution and other related matters. On January 25, 2008, the CDI issued an Order to Show Cause to PacifiCare Life and Health Insurance Company, a subsidiary of the Company, alleging violations of certain insurance statutes and regulations in connection with the CDI's examination findings. On June 3, 2009, the Company filed a Notice of Defense to the Order to Show Cause denying all material allegations and asserting certain defenses. The matter has been the subject of an administrative hearing before a California administrative law judge (ALJ) since December 2009. CDI amended its Order to Show Cause three times in 2010 to allege a total of 992,936 violations, the large majority of which relate to an alleged failure to include certain language in standard claims correspondence during a four month period in 2007. Although we believe that CDI has never issued an aggregate penalty in excess of $8 million, CDI alleges in press reports and releases that the Company could theoretically be subject to penalties of up to $10,000 per violation. The Company is vigorously defending against these claims. After the ALJ issues a ruling at the conclusion of the administrative proceeding, the California Insurance Commissioner may accept, reject or modify the ALJ's ruling, issue his own decision, and impose a fine or penalty. The Commissioner's decision is subject to challenge in court.

Historical Stock Option Practices. In 2006, a consolidated shareholder derivative action, captioned In re UnitedHealth Group Incorporated Shareholder Derivative Litigation was filed against certain of the Company's current and former officers and directors in the United States District Court for the District of Minnesota. The consolidated amended complaint was brought on behalf of the Company by several pension funds and other shareholders and named certain of the Company's current and former officers and directors as defendants, as well as the Company as a nominal defendant. The consolidated amended complaint generally alleged that the defendants breached their fiduciary duties to the Company, were unjustly enriched and violated the securities laws in connection with the Company's historical stock option practices. On June 26, 2006, the Company's Board of Directors created a Special Litigation Committee under Minnesota Statute 302A.241, consisting of two former Minnesota Supreme Court Justices, with the power to investigate the claims raised in the derivative actions and shareholder demands and determine whether the Company's rights and remedies should be pursued.

A consolidated derivative action, captioned In re UnitedHealth Group Incorporated Derivative Litigation, was also filed in Hennepin County District Court, State of Minnesota. The action was brought by two individual shareholders and named certain of the Company's current and former officers and directors as defendants, as well as the Company as a nominal defendant.

On December 6, 2007, the Special Litigation Committee concluded its review of claims relating to the Company's historical stock option practices and published a report. The Special Litigation Committee reached settlement agreements on behalf of the Company with its former Chairman and Chief Executive Officer William W. McGuire, M.D., former General Counsel David J. Lubben and former director William G. Spears. In addition, the Special Litigation Committee concluded that all claims against all named defendants in the derivative actions, including current and former Company officers and directors, should be dismissed. Each settlement agreement is conditioned upon dismissal of claims in the derivative actions and resolution of any appeals. Following notice to shareholders, the federal court granted the parties' motion for final approval of the proposed settlements on July 1, 2009, and entered final judgment dismissing the federal case with prejudice on July 2, 2009. The state court granted the parties' motion for final approval of the proposed settlements and dismissed the state case with prejudice on May 14, 2009, and entered final judgment on July 17, 2009. The federal and state courts also awarded plaintiffs' counsel fees and expenses of $30 million and $6 million, respectively, which have been paid by the Company. A shareholder filed an appeal challenging only the federal plaintiffs' counsel's fee award, which was dismissed by the U.S. Court of Appeals for the Eighth Circuit on January 26, 2011.

As previously disclosed, the Company also received inquiries from a number of federal and state regulators from 2006 through 2008 regarding its historical stock option practices. Many of those inquiries have been closed, resolved or inactive since 2008.

Government Regulation

The Company's business is regulated at federal, state, local and international levels. The laws and rules governing the Company's business and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Further, the Company must obtain and maintain regulatory approvals to market and sell many of its products.

The Company has been and is currently involved in various governmental investigations, audits and reviews. These include routine, regular and special investigations, audits and reviews by CMS, state insurance and health and welfare departments, state attorneys general, the Office of Inspector General (OIG), the Office of Personnel Management, the Office of Civil Rights, U.S. Congressional committees, the U.S. Department of Justice, U.S. Attorneys, the SEC, the IRS, the U.S. Department of Labor, the Federal Deposit Insurance Corporation and other governmental authorities. Examples of audits include the risk adjustment data validation (RADV) audits discussed below and a review by the U.S. Department of Labor of the Company's administration of applicable customer employee benefit plans with respect to ERISA compliance.

Government actions can result in assessment of damages, civil or criminal fines or penalties, or other sanctions, including loss of licensure or exclusion from participation in government programs and could have a material adverse effect on the Company's financial results.

Risk Adjustment Data Validation Audits. CMS adjusts capitation payments to Medicare Advantage and Medicare Part D plans according to the predicted health status of each beneficiary, as supported by data provided by health care providers. The Company collects claim and encounter data from providers, who the Company generally relies on to appropriately code their claim submissions and document their medical records. CMS then determines the risk score and payment amount for each enrolled member based on the health care data submitted and member demographic information.

As previously disclosed, in 2008, CMS announced that it would perform RADV audits of selected Medicare Advantage health plans each year to validate the coding practices of and supporting documentation maintained by health care providers. These audits involve a review of medical records maintained by providers and may result in retrospective adjustments to payments made to health plans. Certain of the Company's health plans have been selected for audit. These audits are focused on medical records supporting risk adjustment data for 2006 that were used to determine 2007 payment amounts. Although these audits are ongoing, the Company does not believe they will have a material impact on the Company's results of operations, financial position or cash flows.

In December 2010, CMS published for public comment a new proposed RADV audit and payment adjustment methodology. The proposed methodology contains provisions allowing retroactive contract level payment adjustments for the year audited using an extrapolation of the "error rate" identified in audit samples. The Company has submitted comments to CMS regarding concerns the Company has with CMS's proposed methodology. These concerns include, among others, the fact that the proposed methodology does not take into account the "error rate" in the original Medicare fee-for-service data that was used to develop the risk adjustment system. Additionally, payments received from CMS, as well as benefits offered and premiums charged to members, are based on actuarially certified bids that did not include any assumption of retroactive audit payment adjustments. The Company believes that applying retroactive audit and payment adjustments after CMS acceptance of bids undermines the actuarial soundness of the bids. On February 3, 2011, CMS notified the Company that CMS was evaluating all comments received on the proposed methodology and that it anticipated making changes to the draft, based on input CMS had received. CMS also indicated that it anticipated the final methodology would be issued in the near future. Depending on the methodology utilized, potential payment adjustments could have a material adverse effect on the Company's results of operations, financial position and cash flows.

The Company is also in discussions with the OIG for Health and Human Services regarding audits of the Company's risk adjustment data for two plans. While the Company does not believe OIG has governing authority to directly impose payment adjustments for risk adjustment audits of Medicare health plans operated under the regulatory authority of CMS, the OIG can recommend to CMS a proposed payment adjustment, and the Company is unable to predict the outcome of these discussions and audits.

Guaranty Fund Assessments. The Pennsylvania Insurance Commissioner has placed Penn Treaty Network America Insurance Company and its subsidiary (Penn Treaty), neither of which is affiliated with the Company, in rehabilitation, an intermediate action before insolvency, and has petitioned a state court for liquidation. If Penn Treaty is liquidated, the Company's insurance entities and other insurers may be required to pay a portion of Penn Treaty's policyholder claims through guaranty association assessments in future periods. The Company is unable to estimate losses or ranges of losses because the Company cannot predict when the state court will render a decision, the amount of the insolvency, if any, the amount and timing of any associated guaranty fund assessments or the availability and amount of any potential offsets, such as an offset of any premium taxes otherwise payable by the Company. An assessment could have a material adverse effect on the on the Company's results of operations, financial position and cash flows.

See Item 1, "Business—Government Regulation," and Item 1A, "Risk Factors," for additional regulatory information and related risks.